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                                 EXHIBIT 23.1


                       INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
    Lycos, Inc.:

We consent to the use of our reports incorporated by reference in this Registration Statement on Form S-8 of Lycos, Inc.


                                                   /s/ KPMG Peat Marwick LLP
                                                   -------------------------
                                                   KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 1, 1998